UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Ark Restaurants Corp

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transactions applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

ARK RESTAURANTS CORP.

85 Fifth Avenue
New York, New York 10003
______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on March 25, 2008

To Shareholders of
ARK RESTAURANTS CORP.

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the “Company”) will be held on March 25, 2008 at 10:00 A.M., New York City time, at Bryant Park Grill, located at 25 West 40th Street, New York, New York, for the following purposes:

(1)	To elect a board of nine directors;

(2)	To ratify the appointment of J.H. Cohn LLP (“Cohn”) as independent auditors for the 2008 fiscal year; and

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on February 6, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. All shareholders are cordially invited to attend.

          YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW THE PROXY AND VOTE YOUR OWN SHARES.

By Order of the Board of Directors,

Michael P. Buck
Secretary and General Counsel

New York, New York
February 11, 2008

TABLE OF CONTENTS

ANNUAL MEETING INFORMATION	1

CORPORATE GOVERNANCE; DIRECTOR AND COMMITTEE INFORMATION	3

PROPOSAL 1 — ELECTION OF DIRECTORS	5

EXECUTIVE OFFICER	7

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR	7

AUDIT COMMITTEE REPORT	7

AUDIT FEES AND SERVICES	8

COMPENSATION DISCUSSION AND ANALYSIS	9

COMPENSATION COMMITTEE REPORT	11

EXECUTIVE COMPENSATION	12

SUMMARY COMPENSATION TABLE	12

GRANTS OF PLAN-BASED AWARDS TABLE	13

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE	13

OPTION EXERCISES AND STOCK VESTED TABLE	14

DIRECTOR COMPENSATION	14

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	15

STOCK OWNERSHIP INFORMATION	15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	18

ADDITIONAL INFORMATION	18

ARK RESTAURANTS CORP.
___________________

PROXY STATEMENT
___________________

ANNUAL MEETING INFORMATION

This proxy statement contains information related to the annual meeting of shareholders of Ark Restaurants Corp. (“Ark” or the “Company”) to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M., New York City time, on March 25, 2008 and at any adjournment or adjournments thereof (the “Meeting”). This proxy statement was prepared under the direction of our Board of Directors (the “Board of Directors” or the “Board”) to solicit your proxy for use at the annual meeting. It will be mailed to shareholders on or about February 11, 2008.

Who may attend the annual meeting?

All shareholders of record at the close of business on February 6, 2008 (the “Record Date”), or their duly appointed proxies, and our invited guests may attend the Meeting.

Who may vote?

You may vote if you owned our common stock as of the close of business on the Record Date. Each share of our common stock is entitled to one vote. As of the Record Date, there were 3,596,799 shares of common stock outstanding and entitled to vote at the Meeting.

What will I be voting on?

You will be voting on the following:

  The election of nine (9) directors for a term to expire at the next annual meeting of shareholders; and

  The ratification of the selection of J.H. Cohn LLP (“Cohn”) as our independent registered public accounting firm for fiscal 2008.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares “FOR” each of the nominees named in this proxy statement for election to the Board and “FOR” ratification of the selection of Cohn as our independent registered public accounting firm for fiscal 2008.

How do I vote?

          Return Your Proxy Card By Mail: You may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card without specifying choices, your shares will be voted by the persons named in the proxy in accordance with the recommendations of the Board of Directors as set forth in this proxy statement.

          Vote at the Meeting: You may cast your vote in person at the Meeting. Written ballots will be passed out to anyone who wants to vote in person at the meeting.

Even if you plan to attend the meeting, you are encouraged to vote your shares by proxy. You may still vote your shares in person at the Meeting even if you have previously voted by proxy. If you are present at the Meeting and desire to vote in person, your vote by proxy will not be used.

What if I hold my shares in “street name”?

You should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Can I change my mind after I vote?

Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Meeting by:

  signing another proxy card with a later date and returning it to us prior to the Meeting;

  giving written notice of revocation to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003; or

  attending the Meeting and voting in person.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy from your broker, bank or other nominee.

Who will count the votes?

A representative of our Transfer Agent will count the votes and will serve as the independent inspector of elections.

Will my shares be voted if I do not provide my proxy?

If you are the shareholder of record and you do not vote or provide a proxy, your shares will not be voted.

Your shares may be voted if they are held in street name, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The election of directors and the proposal to ratify the selection of Cohn as our independent registered public accounting firm for fiscal 2008 are considered “routine” matters for which brokerage firms may vote unvoted shares. There are currently no other proposals to be voted on at the Meeting.

How many votes must be present to hold the meeting?

A majority of the outstanding shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum. Shares of common stock represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present.

What vote is required to approve each proposal?

In accordance with our bylaws, the nominees for director receiving the highest number of votes cast in person or by proxy at the Meeting (also referred to as a plurality of the votes cast) will be elected. If you mark your proxy to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. The ratification of the selection of Cohn as our independent registered public accounting firm for fiscal 2008 requires the affirmative vote of a majority of the votes cast at the Meeting in order to be approved.

Shares that abstain from voting as to a particular matter will not be counted as votes in favor of such matter, and also will not be counted as votes cast or shares voting on such matter. Accordingly, abstentions will not be included in vote totals and will not affect the outcome of the voting for either proposal.

Who will pay for this proxy solicitation?

We will bear the cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, fiduciaries and other custodians for out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of our shares. A few of our officers and employees may participate in the solicitation of proxies without additional compensation.

Will any other matters be voted on at the Meeting?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

What are the deadlines for stockholder proposals for next year’s Meeting?

Stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year’s proxy statement and proxy card must be received by not later than September 27, 2008. All proposals and notifications should be addressed to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003.

Where can I find the voting results?

The preliminary voting results will be announced at the Meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2008.

What is the Company’s website address?

Our website address is www.arkrestaurants.com. We make this proxy statement, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) available on our website in the About Ark - SEC Filings section, as soon as reasonably practicable after electronically filing such material with the United States Securities and Exchange Commission (“SEC”).

This information is also available free of charge at the SEC’s website located at www.sec.gov. Shareholders may also read and copy any reports, statements and other information filed by us with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should not be considered part of this document.

CORPORATE GOVERNANCE; DIRECTOR AND COMMITTEE INFORMATION

Corporate Governance

We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and stockholders. Our current corporate governance principles, including the Code Ethics and the charters of each of the Audit Committee and Nominating and Governance Committee are all available under About Ark -- Corporate Governance on our website at www.arkrestaurants.com. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission and the NASDAQ Marketplace Rules. We will continue to modify our policies and practices to meet ongoing developments in this area. Aspects of our corporate governance principles are discussed throughout this Proxy Statement.

Director Independence

The Board has determined that each of the following directors is an “independent director” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15): Bruce Lewin, Marcia Allen, Steven Shulman, Arthur Stainman and Stephen Novick.

Board and Committee Meeting Attendance

During the past year, the Board held six meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he or she served. Independent directors meet at least twice per year without management present.

Board Committees

The Board has delegated various responsibilities and authority to different Board committees. The Board has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. The Board has appointed only independent directors to such committees. The members of each committee are appointed by the Board and serve one year terms. Committees regularly report on their activities and actions to the full Board of Directors. Each committee has a written charter adopted by the Board of Directors under which it operates.

Compensation Committee

Ms. Allen (Chairperson) and Messrs. Shulman and Stainman currently serve as members of the Compensation Committee of the Board. The Compensation Committee: (i) oversees and sets the compensation and benefits arrangements of our Chief Executive Officer and certain other executives; (ii) provides a general review of, and makes recommendations to, the Board of Directors or to our shareholders with respect to our equity-based compensation plans; and (iii) implements, administers, operates and interprets all equity-based and similar compensation plans to the extent provided under the terms of such plans..

The Board of Directors adopted a written charter under which the Compensation Committee operates. The Compensation Committee held three meetings in 2007.

Audit Committee

Messrs. Lewin (Chairperson) and Stainman and Ms. Allen currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, and engaging the independent auditors, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing Company’s accounting policies.

The Board of Directors has determined that all of the members of the Audit Committee meet the independence criteria for audit committees and have the qualifications set forth in the listing standards of NASDAQ and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has also designated Ms. Allen as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that she has the financial sophistication required under the listing standards of NASDAQ.

The Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis.

The Audit Committee held five meetings during 2007.

Nominating and Corporate Governance Committee

Messrs. Novick (Chairperson), Stainman and Lewin currently serve as members of the Nominating and Corporate Governance Committee of the Board. The Board of Directors adopted a written charter under which the Nominating and Corporate Governance Committee operates. The Nominating and Corporate Governance Committee approved the nomination of the candidates reflected in Proposal One, which candidates were approved by the Board of Directors.

The duties of the Nominating and Corporate Governance Committee are to recommend to the Board nominees to the Board of Directors and its standing committees. Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

  Judgment

  Skill

  Diversity

  Experience with businesses and other organizations of comparable size

  The interplay of the candidate’s experience with the experience of other Board members

  The extent to which the candidate would be a desirable addition to the Board and any committees of the Board

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate’s name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

The Nominating and Corporate Governance Committee held one meeting in 2007.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall not be fewer than three nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the Board. The Board of Directors has fixed the number of directors at nine. The term of office of each director is one year, commencing at this annual meeting and ending at the annual meeting of shareholders to be held in 2008. Each director elected will continue in office until he resigns or until a successor has been elected and qualified. Stockholders cannot vote or submit proxies for a greater number of persons than the nine nominees named in this Proposal One.

Each of the nominees named below is at present a director of the Company and has consented to serve if elected. If any nominee should be unable to serve or will not serve for any reason, the persons designated on the accompanying form of proxy will vote in accordance with their judgment. We know of no reason why the nominees would not be able to serve if elected.

Name	Age	Principal Occupation and Position with the	Director
		Company	Since
Michael Weinstein	64	Chairman of the Board and Chief Executive Officer of	1983
		the Company
Robert Towers	60	President, Chief Operating Officer and Treasurer of the	1987
		Company
Vincent Pascal	64	Senior Vice President of the Company	1985
Paul Gordon	56	Senior Vice President of the Company	1996
Marcia Allen	57	Chief Executive Officer, Allen & Associates	2003

Bruce R. Lewin	60	President and Director, Continental Hosts, Ltd.	2000
Steven Shulman	66	Managing Director, Hampton Group Inc.	2003
Arthur Stainman	65	Senior Managing Director, First Manhattan Co.	2004
Stephen Novick	67	Senior Advisor, Andrea and Charles Bronfman	2005
		Philanthropies

Biographical Information

          Michael Weinstein has been our Chief Executive Officer and a director since our inception in January 1983, was elected Chairman in 2004 and was President of the Company from January 1983 to September 2007. Mr. Weinstein is also the President of each of our subsidiaries. During the past five years, Mr. Weinstein has been an officer, director and 25% shareholder of Easy Diners, Inc., a restaurant management company which operated a restaurant in New York City until January 31, 2002. Mr. Weinstein is also a director and 25% shareholder of RSWB Corp. and BSWR Corp. (since April 1998) each of which operates a restaurant in New York City. Mr. Weinstein is also the owner of 24% of the membership interests of each of Dockeast, LLC and Dockwest, LLC, each of which operates a restaurant in New York City. Easy Diners, Inc., RSWB Corp., Dockeast, LLC, Dockwest, LLC and BSWR Corp. are not subsidiaries or affiliates of the Company. Mr. Weinstein spends substantially all of his business time on Company-related matters.

          Robert Towers has been employed by us since November 1983 and was elected Vice President, Treasurer and a director in March 1987. Mr. Towers became an Executive Vice President and Chief Operating Officer in April 2001 and was promoted to President in September 2007. Mr. Towers is also the Executive Vice President, Treasurer and Secretary of each of our subsidiaries.

          Vincent Pascal has been employed by us since 1983 and was elected Vice President, Assistant Secretary and a director in 1985. Mr. Pascal became a Senior Vice President in 2001.

          Paul Gordon has been employed by us since 1983 and was elected as a director in November 1996 and a Senior Vice President in April 2001. Mr. Gordon is the manager of the our Las Vegas operations, and is a Senior Vice President of each of the Company’s Las Vegas, Nevada subsidiaries. Prior to assuming that role in 1996, Mr. Gordon was the manager of the Company’s operations in Washington, D.C. commencing in 1989.

          Marcia Allen was elected a director of the Company in 2003. For the past five years, Ms. Allen has been the Chief Executive Officer of Allen & Associates Inc., a business and acquisition consulting firm. Also, from December 2001 to August 2002 Ms. Allen served as President and a member of the board of directors of Accesspoint Inc.

          Bruce R. Lewin was elected a director of the Company in February 2000. Mr. Lewin has been the President and a director of Continental Hosts, Ltd since August 2001. He is also a founder and director of Fuze Beverage, LLC. Mr. Lewin was formerly a director of the Bank of Great Neck (in New York), and a former director of the New York City Chapter of the New York State Restaurant Association. He has been owner and President of Bruce R. Lewin Fine Art since 1985.

          Steven Shulman was elected a director of the Company in December 2003. During the past five years, Mr. Shulman has been the managing director of Hampton Group, a company engaged in the business of making private investments. Mr. Shulman also serves as a director of various private companies.

          Arthur Stainman was elected director of the Company in 2004. Mr. Stainman is a senior managing director of First Manhattan Co. of New York City, a money management firm, and has over twenty years experience managing money for high net worth individuals.

          Stephen Novick was elected director of the Company in 2005. Mr. Novick serves as Senior Advisor for the Andrea and Charles Bronfman Philanthropies, a private family foundation. From 1990 to 2004, Mr. Novick served as Chief Creative Officer of Grey Global Group, an advertising agency. Mr. Novick continues to serve as a consultant for Grey Global Group. He also serves as a member of the Board of Directors of Toll Brothers, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED
NOMINEE.

EXECUTIVE OFFICER

The executive officer is the officer who is not a member of our Board but who is an executive officer of the Company pursuant to Section 16 of the Exchange Act.

Robert Stewart, age 51, has been employed by us since June 2002 and was elected Chief Financial Officer effective as of June 24, 2002. For the three years prior to joining us, Mr. Stewart was a Chief Financial Officer and Executive Vice President at Fortis Capital Holdings. For eleven years prior to joining Fortis Capital Holdings, Mr. Stewart held senior financial and audit positions in Skandinaviska Enskilda Banken in their New York, London and Stockholm offices.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board of Directors has approved, the appointment of Cohn, an independent registered public accounting firm, to audit our financial statements for the 2008 fiscal year. A representative of Cohn is expected to attend the Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from our shareholders. For additional information regarding our relationship with Cohn, please see the “Audit Committee Report” below. Although it is not required to submit this proposal to the shareholders for approval, the Board believes it is desirable that an expression of shareholder opinion be solicited and presents the selection of the independent registered public accounting firm to the shareholders for ratification. Even if the selection of Cohn is ratified by the shareholders, the Audit Committee in its discretion could decide to terminate the engagement of Cohn and engage another firm if the committee determines that this is necessary or desirable.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF
J.H. COHN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed` with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the 1934 Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act. The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of December 31, 2007. A copy of that report is set forth below.

December 31, 2007

The Board of Directors
Ark Restaurants Corp.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Ark Restaurants Corp. and subsidiaries (“Ark”) in accordance with the duties and responsibilities outlined in the audit committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

Ark management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, J.H. Cohn LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee, with the assistance and support of the Chief Financial Officer of Ark, has fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter and has provided adequate and appropriate independent oversight and monitoring of Ark’s systems of internal control for the fiscal year ended September 29, 2007.

These activities included, but were not limited to, the following significant accomplishments during the fiscal year ended September 29, 2007:

  Reviewed and discussed the audited financial statements with management and the external auditors.

  Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in Ark’s Annual Report on Form 10-K for the fiscal year ended September 29, 2007, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ark Restaurants Corp. Audit Committee

Bruce Lewin, Arthur Stainman and Marcia Allen

AUDIT FEES AND SERVICES

During fiscal 2006 and 2007, Cohn served as our independent auditors. The following table presents fees for professional audit services rendered by Cohn for the audit of our annual financial statements for the years ended September 30, 2006 and September 29, 2007, and fees for other services rendered by Cohn during those periods.

	2007	2006
Audit Fees	$180,448	$281,775
Audit Related Fees	21,375	12,000
Tax Fees	95,500	83,300
Total	$297,323	$377,075

          Audit Fees. Annual audit fees relate to services rendered in connection with the audit of our consolidated financial statements and the quarterly reviews of financial statements included in our Forms 10-Q.

          Audit Related Fees. Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, business acquisitions, and assessment of risk management controls in connection with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

          Tax Fees. Tax services include fees for tax compliance, tax advice and tax planning.

The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor’s independence, and has determined such services for fiscal 2006 and 2007 were compatible.

We have been advised by Cohn that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor.

On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The projects and categories of service are as follows:

          Audit—Annual audit fees relate to services rendered in connection with the audit of our consolidated financial statements and the quarterly reviews of financial statements included in our Forms 10-Q.

          Audit Related Services—Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, and business acquisitions.

          Tax—Tax services include fees for tax compliance, tax advice and tax planning.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee discharges the responsibilities of the Board of Directors with respect to compensation of the our executive officers as defined in Section 16 of the Exchange Act — which, with respect to the fiscal year ended September 29, 2007, includes the Chief Executive Officer, Michael Weinstein (the “CEO”); the President and Chief Operating Officer, Robert Towers; Senior Vice Presidents Vincent Pascal and Paul Gordon; and the Chief Financial Officer, Robert Stewart (together with the CEO, and Messrs. Towers, Pascal, Gordon and Stewart, the “Named Executive Officers” or “NEOs”) — and administration of the Company’s equity-based employee compensation plans and is responsible for evaluating the CEO’s and the other NEOs’ performance in light of Board of Director objectives and establishing compensation levels based on such evaluation. Additionally, the Compensation Committee makes recommendations to the Board of Directors regarding incentive compensation plans and equity-based plans with respect to the CEO and the other NEOs.

Executive Compensation Objectives

Our philosophy is that compensation paid to the CEO and the other NEOs should be closely aligned with the values, objectives and performance of the Company on both a short- and long-term basis. Our executive compensation program is designed to achieve the following objectives:

  Attract and retain highly qualified individuals who are capable of making significant contributions to our long-term success;

  Reward the CEO and the other NEOs for long-term strategic management and the enhancement of shareholder value; and

  Promote a performance-oriented environment that encourages Company and individual achievement.

Executive Compensation Procedures

In an effort to attain the Company's executive compensation objectives, we have established and implemented the following procedures:

          Role of the Compensation Committee. The Compensation Committee has responsibility for establishing and monitoring the executive compensation programs of the Company and for making decisions regarding the compensation of the CEO and the other NEOs. The agenda for meetings of the Compensation Committee is determined by the Chairperson of the Compensation Committee, in consultation with the CEO. Compensation Committee meetings are often attended by the CEO. The Compensation Committee also meets in executive session. In determining compensation of the CEO, the Compensation Committee reviews data which it believes is representative of the restaurant industry, primarily by reviewing public disclosure of other public companies, as filed with the SEC. This peer group of comparable companies was selected in 2005 and may be revised by the Compensation Committee from time to time. The Compensation Committee considers, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards to executive officers at comparable companies, the awards given to the CEO and the other NEOs in past years, and other factors considered relevant by the Compensation Committee.

The Compensation Committee also monitors, administers and approves awards under the Company's incentive compensation plans for the CEO and the other NEOs, including awards under the Company's 2004 Stock Option Plan (the "Plan").

The Compensation Committee typically meets toward the end or shortly after the end of the calendar year to approve base salaries of the CEO and the other NEOs for the coming year and to consider annual incentive bonus awards for the previous year. At that meeting, the Compensation Committee also reviews the status of long-term incentives available to the CEO and the other NEOs (historically limited to options to purchase shares of Common Stock) and considers whether any additional long-term incentive awards are appropriate.

The Compensation Committee relies on its experience and judgment in making executive compensation decisions after reviewing the performance of the Company for the applicable fiscal year, evaluating the CEO’s and the other NEOs’ responsibilities within the Company and current compensation arrangements. The compensation program for the CEO and the other NEOs and the Compensation Committee assessment process is designed to be flexible so as to better respond to the evolving business environment and individual circumstances.

          Role of Consultants. The Company and the Compensation Committee has not engaged the services of compensation consultants, but either or both may do so upon a case-by-case basis as circumstances warrant. No compensation consultants were involved in setting the compensation of the CEO or the other NEOs during the fiscal year ended September 29, 2007.

Executive Compensation Program

The following components of the Company's executive compensation program and the policies that govern their implementation are outlined briefly below:

  Base Salary;

  Annual Bonus; and

  Long-Term Equity Awards.

          Base Salary. The base salary for the CEO and the other NEOs is set at a level that the Compensation Committee believes is generally competitive with levels of compensation paid to chief executive and other named executive officers of other comparably-sized restaurant operating companies. The overall performance of the Company, shareholder return, and the Company's progress toward achieving specific objectives are also important factors in setting base salary for the CEO and NEOs. The Compensation Committee also considers, among other factors, the value of similar incentive awards to chief executive officers and other named executive officers at comparable restaurant companies, the awards given to the CEO and NEOs in past years, and other factors considered relevant by the Committee.

          Annual Bonus. The annual bonus component of the CEO's and the other NEOs’ compensation is intended to reward short-term performance and help the Company retain the CEO and the other NEOs. The aggregate amount of annual bonus payable to the CEO and the other NEOs for each fiscal year is set at levels which the Compensation Committee believes are competitive with the Company's peers such that the combination of base salary and bonuses results in an aggregate rate of cash salary and bonus compensation within competitive, market standards when the Company meets the performance objectives.

The amount of performance-based annual bonus payable to the CEO and the other NEOs each year is contingent on several factors, including the degree to which the Company attains certain performance goals based on Company annual EBITDA targets for the year in question. The Compensation Committee determines the actual amount of performance-based bonus payable to the CEO and the other NEOs shortly after the close of the fiscal year to which the bonus relates, once financial results for the year are known. The performance-based bonus amount, if any, is paid within 60 days after year-end results are audited.

          Long-Term Equity Awards. Discretionary long-term equity awards, in the form of stock options, are granted at the Compensation Committee's discretion to the CEO and the other NEOs from time to time in an effort to provide long-term performance-based compensation, to encourage the CEO and the other NEOs to continue their engagement with the Company throughout the applicable option vesting periods and to align management and shareholder interests. In making awards under the Plan, the Compensation Committee considers grant size and the appropriate combination of equity-based awards. In years in which stock options are granted, such options are granted with an exercise price equal to the closing price per share on the date of grant (or if the market is closed, with the most immediately available recent closing price). Options vest incrementally over time as determined by the Compensation Committee at the time of grant. The Company does not grant options with an exercise price below 100% of the trading price of the underlying shares of common stock on the date of grant or grant options that are priced on a date other than the grant date (unless granted on a Saturday or day when the market is closed). In granting stock options to the CEO and the other NEOs, the Company also considers the impact of the grant on the Company's financial performance, as determined in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment ("SFAS No. 123(R)"). In accordance with SFAS 123(R), the Company values employee stock options using the Black-Scholes option valuation method that uses assumptions that relate to the expected volatility of the Company’s common stock, the expected dividend yield of our stock, the expected life of the options and the risk free interest rate. The amount of expense the Company records pursuant to SFAS 123(R) may vary from the corresponding compensation value used by the Company in determining the amount of the awards.

          Other Personal Benefits. The Company provides health and disability benefits to the CEO and the other NEOs. The Company does not maintain any pension, retirement, deferred compensation, life insurance or other benefit plans or programs for the CEO or the other NEOs.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid to the company's chief executive officer during a tax year or to any of the company's four other most highly compensated executive officers who are still employed at the end of the tax year. The limit does not apply to compensation that meets the requirements of Code Section 162(m) for "qualified performance-based" compensation (i.e., compensation paid only if the executive meets pre-established, objective goals based upon performance criteria approved by the Company's shareholders). The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code. In certain situations, the Compensation Committee may approve compensation that will not meet the requirements of Code Section 162(m) in order to ensure competitive levels of total compensation for its CEO or the other NEOs.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed the Compensation Discussion and Analysis with the Company's management. Based on such review and discussions with management, the Compensation Committee recommended to the Board of Directors of the Company that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors:

Marcia Allen, Steven Shulman and Arthur Stainman

EXECUTIVE COMPENSATION

The following table sets forth compensation for the Company’s CEO and the other NEOs during the fiscal year ended September 29, 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock	Option	Non-Equity	Total
		($)	($)	Awards	Awards	Incentive Plan	($)
				($)	($)	Compensation
						($)

Michael Weinstein	2007	822,431	39,264	0	273,500	0	1,135,195
Chief Executive Officer

Vincent Pascal	2007	361,288	17,248	0	109,400	0	487,936
Senior Vice President

Robert Towers	2007	360,895	85,248	0	109,400	0	555,543
President, Chief Operating
Officer and Treasurer

Paul Gordon	2007	304,812	70,700(1)	0	109,400	0	484,912
Senior Vice President

Robert Stewart	2007	272,300	13,000	0	109,400	0	394,700
Chief Financial Officer

(1)

Pursuant to an verbal arrangement between the Company and Mr. Gordon, Mr. Gordon is entitled to 1% of operating profits of the Las Vegas operations. $57,528 of this amount represents commissions of 1% of operating profits of the Las Vegas operations.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth information concerning plan-based compensation awards granted to the CEO and the other NEOs during the fiscal year ended September 29, 2007.

Name	Grant Date	All Other Option	Exercise or Base Price of	Grant Date
		Awards: Number of	Option Awards	Fair Value of
		Securities Underlying	($/Sh)	Stock and Option
		Options (1)		Awards
		(#)		($)
Michael Weinstein	12/19/06	25,000	32.15	273,500
Vincent Pascal	12/19/06	10,000	32.15	109,400
Robert Towers	12/19/06	10,000	32.15	109,400
Paul Gordon	12/19/06	10,000	32.15	109,400
Robert Stewart	12/19/06	10,000	32.15	109,400

(1)     These options will vest at a rate of 25% per year over four years.

Other than our unwritten agreement with Mr. Gordon relating to our Las Vegas operations, we do not have any written or unwritten employment agreement with our CEO or any of the other NEOs, all of whom are at-will employees who may be terminated at any time without severance pay. The relative portions of total compensation allotted to salary and bonus are determined at the sole discretion of the Compensation Committee.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table provides information on the holdings of stock options by the CEO and NEOs as of September 29, 2007.

		Option	Awards
	Number of	Number of
	Securities Underlying	Securities Underlying
	Unexercised Options	Unexercised Options	Option	Option
	(#)	(#)	Exercise Price	Expiration
Name	Exercisable	Unexercisable	($)	Date
Michael Weinstein	12,500	0	29.60	12/21/14
	0	25,000	32.15	12/18/16
Vincent Pascal	17,500	0	29.60	12/21/14
	0	10,000	32.15	12/18/16
Robert Towers	17,500	0	29.60	12/21/14
	0	10,000	32.15	12/18/16
Paul Gordon	17,500	0	29.60	12/21/14
	0	10,000	32.15	12/18/16
Robert Stewart	17,500	0	29.60	12/21/14
	0	10,000	32.15	12/18/16

OPTION EXERCISES AND STOCK VESTED TABLE

The following table shows the number of shares acquired upon exercise of stock options by the CEO and NEOs during the fiscal year ended September 29, 2007.

Option Awards
	Number of Shares	Value Realized
Name	Acquired on Exercise (#)	on Exercise ($)
Michael Weinstein	12,500	38,750(1)
Vincent Pascal	--	--
Robert Towers	--	--
Paul Gordon	8,000	36,050(2)
Robert Stewart	--	--

(1)

Options exercised were a then gifted to The Weinstein Foundation, a private foundation of which Mr. Weinstein acts as trustee and as to which shares Mr. Weinstein has shared investment and shared voting power. The “value realized on exercise” is the difference between the closing price of our common stock as reported on the NASDAQ Global Market on the date of exercise and the exercise price of the option.

(2)	The “value realized on exercise” is the difference between the price the underlying security was sold for on the date of exercise and the exercise price of the option.

DIRECTOR COMPENSATION

The Company uses cash compensation and equity-based incentive compensation to attract and retain qualified candidates to serve as directors. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of directors.

Compensation Paid to Directors in 2007

In fiscal 2007 the Company paid a fee of $22,500 to each director who was not an officer of the Company. Directors who are also full-time employees of the Company did not receive any director fees. In addition, the independent director who serves as chairman of the Audit Committee of the Board receives an annual retainer fee of $5,000. The independent directors who serve on the Audit, Compensation and Nominating and Corporate Governance Committees, respectively, including the chairman of the Audit Committee, receive $1,000 for each meeting that they attended and each member of the Board receives an additional $1,000 for each Board meeting that they attended in excess of one per quarter. The Company reimburses directors for out-of-pocket expenses incurred in connection with attending Board of Director and committee meetings.

Director Summary Compensation Table

The following table summarizes the compensation earned by or paid to the Company's non-employee directors from the Company for the year ended September 29, 2007.

Name	Fees Earned or Paid in	Option	All Other	Total
	Cash	Awards	Compensation	($)
	($)	($)	($)
Bruce R. Lewin	37,500	54,700	--	92,000
Steven Shulman	26,500	54,700	--	81,200
Marcia Allen	31,500	54,700	--	86,200
Arthur Stainman	29,500	54,700	--	84,200
Stephen Novick	25,500	54,700	--	80,200

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Company’s Compensation Committee is an employee or officer of the Company. No officer, director or other person had any interlock relationship required to be disclosed in this proxy statement.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of January 18, 2008, with respect to the beneficial ownership of shares of our common stock owned by:

  Each of our directors, our CEO and the other NEOs;

  All directors and executive officers as a group; and

  Each person or entity who is known to us to be the beneficial owner of more than 5% of our common stock.

As of January 18, 2008, our outstanding equity securities consisted of 3,701,799 shares of common stock. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and generally includes voting or investment power over the shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under the SEC rules, the number of shares of common stock deemed outstanding includes shares issuable upon the conversion of other securities, as well as the exercise of options or the settlement of restricted stock units held by the respective person or group that may be exercised or settled on or within 60 days of January 18, 2008. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to stock options and restricted stock units that may be exercised or settled on or within 60 days of January 18, 2008 are included as outstanding and beneficially owned by that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name and Address	Amount and Nature	Percent of Class
of Beneficial Owner	of
	Beneficial Ownership
	(1)
Michael Weinstein	1,084,770(2)	29.30%
85 Fifth Avenue
New York, New York 10003
Kirkwood Capital, LP	250,153(3)	6.76%
1634 Ponce De Leon
Atlanta, GA 30307
Bruce R. Lewin	267,916(4)(7)	7.24%
1329A North Avenue
New Rochelle, New York 10804
Vincent Pascal	56,808(5)	1.53%
85 Fifth Avenue
New York, New York 10003
Robert Towers	39,800(5)(6)	1.08%
85 Fifth Avenue
New York, New York 10003

Steven Shulman	10,500(7)	Less than 1%
One Liberty Lane
Hampton, NH 03842
Marcia Allen	1,250(7)	Less than 1%
9601 Wilshire Boulevard
Los Angeles, CA 90210
Loeb Partners Corporation	341,223(8)	9.22%
61 Broadway
New York, New York 10006
Paul Gordon	26,500(5)	Less than 1%
85 Fifth Avenue
New York, New York 10003
Robert Stewart	21,800(5)	Less than 1%
85 Fifth Avenue
New York, New York 10003
Arthur Stainman	38,550(7)(9)	1.04%
320 East 72nd Street
New York, New York 10021
Prides Capital Partners, L.L.C	382,371(10)	10.33%
200 High Street, Suite 700
Boston, MA 02110
Stephen Novick	1,250(7)	Less than 1%
110 East 59th Street
New York, New York 10022
Irving Hershkowitz	353,000(11)	9.54%
c/o Big Geyser, Inc.
57-65 48th Street
Maspeth, NY 11378
All directors and officers as a group (ten persons)	1,548,644 (12)	41.83%

(1)

Except to the extent otherwise indicated, to the best of the Company’s knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him.

(2)

Includes 17,371 shares owned by The Weinstein Foundation, a private foundation of which Mr. Weinstein acts as trustee and as to which shares Mr. Weinstein has shared investment and shared voting power, and 18,750 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(3)

Based upon information set forth in Schedule 13G/A filed by Kirkwood Capital, LP (the “Partnership”) with the SEC on or about February 13, 2007. Kirkwood Capital, LLC (the “General Partner”), the general partner of the Partnership, may be deemed the beneficial owner of 250,153 shares, or 6.76% of the Company’s outstanding Common Stock. Mr. David Rabinowitz, the managing member of the General Partner, may be deemed the beneficial owner of 250,153 shares, or 6.76% of the Company’s outstanding Common Stock. Each shares the power to dispose of the 250,153 shares.

(4)	Includes 1,500 shares owned by Mr. Lewin in his Individual Retirement Account (“IRA”).

(5)	Includes 20,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(6)	Includes 900 shares owned by Mr. Tower’s spouse in her IRA.

(7)	Includes 1,250 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(8)

Based upon information set forth in Schedule 13D/A filed by Loeb Partners Corporation (“LPC”) with the SEC on or about January 17, 2008. Loeb Arbitrage Management, Inc., (“LAM”) is the general partner of Loeb Arbitrage Fund (“LAF”). Loeb Arbitrage B Management, LLC is the general partner of Loeb Arbitrage B Fund LP (“LAFB”). The President of these general partners is Gideon J. King. The other officers of LAM are Thomas L. Kempner, Chairman of the Board, President, Peter A. Tcherepnine, Vice President, and Edward J. Campbell, Vice President. Thomas L. Kempner is its President and a director and Chief Executive Officer, Norman N. Mintz is a Vice President and also a director, and Gideon J. King is Executive Vice President of LPC. Loeb Holding Corporation (“LHC”) is the sole stockholder of LAM and LPC. Thomas L. Kempner is its President and a director as well as its Chief Executive Officer and majority stockholder and Norman N. Mintz and Peter A. Tcherepnine are also directors of LHC. Loeb Offshore Management, LLC (“LOM”), a wholly-owned subsidiary of LHC, is the investment adviser of Loeb Offshore Fund, Ltd., (“LOF”) and Loeb Offshore B Fund Ltd. (“LOFB”) Gideon J. King and Thomas L. Kempner are Directors of LOF and LOFB and Managers of LOM. LAM is general partner of Loeb Marathon Fund (“LMF”) and investment adviser of Loeb Marathon Offshore Fund Ltd. (“LMOF”). As of January 17, 2008, LAF beneficially owned 107,854 shares, LPC beneficially owned 92,831 shares (including shares purchased for the accounts of customers of LPC as to which LPC has investment discretion), LOF beneficially owned 26,054 shares, LMF beneficially owned 37,575 shares, LMOF beneficially owned 25,220 shares, LAFB beneficially owned 37,742 shares, and LOFB beneficially owned 13,947 shares. The above-referenced shareholders may, therefore, be deemed the beneficial owner of 341,223 shares, or 9.22% of the Company’s outstanding Common Stock.

(9)

Includes 11,800 shares owned by Mr. Stainman’s spouse and 7,400 shares held by investment advisory clients of First Manhattan Co. ("FMC"), as to which FMC and Mr. Stainman, in his capacity as Managing Member of First Manhattan LLC, the sole general partner of FMC, share dispositive and voting power.

(10)

Based upon information set forth in Schedule 13D/A filed by Prides Capital Partners, L.L.C. (“Prides”) with the SEC on or about January 15, 2008. The shares are owned directly by Prides Capital Fund I, L.P. Because Prides Capital Partners, L.L.C. is the general partner of Prides Capital Fund I, L.P., Prides Capital Partners, L.L.C. may be deemed to be the beneficial owner of shares owned by such entity. Because Kevin A. Richardson, II, Murray A. Indick, Henry J. Lawlor, Jr. and Charles E. McCarthy are the controlling shareholders of Prides Capital Partners, L.L.C., they may be deemed to be the beneficial owners of shares deemed to be beneficially owned by such entity. Each of Prides Capital Partners, L.L.C., Prides Capital Fund I, L.P, Kevin A. Richardson, II, Murray A. Indick, Henry J. Lawlor, Jr. and Charles E. McCarthy disclaim beneficial ownership of these shares, except to the extent of any pecuniary interest therein.

(11)	Based upon information set forth in Schedule 13G/A filed by Irving Hershkowitz with the SEC on or about August 15, 2007.

(12)	Includes 105,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “Commission”) and the NASDAQ Global Market. Officers, directors and greater than ten percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2007, although a late Form 4 relating to four transactions by Mr. Stewart in prior fiscal years was filed in January 2008.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In prior years, the Company made loans to Robert Towers. During fiscal 2007, the largest amount of indebtedness outstanding at any one time with respect to these loans to Mr. Towers was $204,000. At January 18, 2008, Mr. Towers was indebted to the Company in the amount of $124,000 with respect to the loans made to him in connection with the exercise of stock options and $37,000 with respect to certain other executive loans. The loans made to him in connection with the exercise of stock options are repayable on demand and bear interest at prime plus one-half percent. The other executive loans are payable on demand and bear interest at the minimum statutory rate.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003.

Annual Report

This proxy solicitation material has been mailed with the annual report to shareholders for the fiscal year ended September 29, 2007; however, it is not intended that the annual report be a part of the proxy statement or this solicitation of proxies.

Shareholders are respectfully urged to complete, sign, date and return the accompanying form of proxy in the enclosed envelope.

ARK RESTAURANTS CORP.

By Order of the Board of Directors,

Michael P. Buck
Secretary and General Counsel

New York, New York
February 11, 2008

ARK RESTAURANTS CORP.

Proxy Solicited by the Board of Directors
for the Annual Meeting of Shareholders

March 25, 2008

          THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ROBERT TOWERS and VINCENT PASCAL, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on March 25, 2008 at 10:00 A.M. local time at Bryant Park Grill, located at 25 West 40th Street, New York, New York, and at all adjournments thereof.

☐
	ACCOUNT NUMBER	COMMON

(1)	ELECTION OF A BOARD OF NINE DIRECTORS
WITHHOLD
	NOMINEE	VOTE FOR	AUTHORITY TO VOTE FOR
	Michael Weinstein	☐	☐
	Steven Shulman	☐	☐
	Robert Towers	☐	☐
	Marcia Allen	☐	☐
	Paul Gordon	☐	☐
	Bruce R. Lewin	☐	☐
	Vincent Pascal	☐	☐
	Arthur Stainman	☐	☐
	Stephen Novick	☐	☐

(See reverse side)

1

(2)	Ratification of the appointment of J.H. Cohn LLP as independent auditors for the 2008 fiscal year.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE: (I) ELECTION OF THE NOMINEES FOR DIRECTORS DESIGNATED BY THE BOARD OF DIRECTORS; AND (II) RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT AUDITORS FOR THE 2008 FISCAL YEAR.

Dated: ___________________________, 2008

(Signature)

(Signature)

NOTE: Please sign exactly as your name or
names appear hereon. Joint owners should each
sign personally. When signing as executor,
administrator, corporation, officer, attorney,
agent, trustee or guardian, etc., please add your
full title to your signature.

NOTE: PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

2